TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Summary Prospectuses, Prospectuses

and Statement of Additional Information, as supplemented

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Transamerica Partners Mid Growth

Transamerica Partners Institutional Mid Growth

Effective on or about June 30, 2013, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Columbus Circle Investors with respect to Transamerica Partners Mid Growth Portfolio (the “portfolio”), the underlying master fund in which all of the assets of Transamerica Partners Mid Growth and Transamerica Partners Institutional Mid Growth (each, a “fund”; the portfolio and each fund, collectively, the “funds”) are invested, and will enter into a new investment sub-advisory agreement with Quantum Capital Management with respect to the portfolio. An information statement will be mailed to each fund’s shareholders to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, each fund’s investment objective and principal investment strategies will change. These changes are described below.

Each fund’s investment adviser, TAM, will remain the same.

Effective on or about June 30, 2013, the following information will supplement and supersede any contrary information contained in each fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) concerning the fund:

INVESTMENT OBJECTIVE:

The fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests in securities through an underlying master fund having the same investment goals and strategies.

The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes have the potential to deliver earnings growth in excess of the market average, or to become market leaders. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index 1. As of December 31, 2012, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $646.1 million to $18.1 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.

The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.

The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PRINCIPAL RISKS:

The following risk is deleted from the “Principal Risks” section:

Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

SUB-ADVISER:

Quantum Capital Management. The principal business address is 770 Tamalpais Drive, Suite 204, Corte Madera, CA 94925.

PORTFOLIO MANAGERS:

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Howard Aschwald, CFA	Portfolio Manager	Quantum Capital Management	Portfolio Manager of the fund since 2013; Co- Founder, Chief Investment Officer & Director of Research with Quantum Capital Management since 1996

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Investors Should Retain this Supplement for Future Reference

April 19, 2013

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